UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2017

COMMERCE UNION BANCSHARES, INC
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37391

Tennessee	37-1641316
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, TN 37027
(Address of principal executive offices)

(615) 384-3357
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2017, William R. DeBerry announced his planned retirement as Chairman and CEO of Commerce Union Bancshares effective June 30, 2017. Mr. DeBerry will continue to serve as a Board member of Commerce Union Bancshares following his retirement as Chairman and CEO.

It is the intentions of the Board of Directors to name DeVan D. Ard, Jr., President of Commerce Union Bancshares and President and Chief Executive Officer of Reliant Bank, to succeed Mr. DeBerry on his retirement.

ITEM 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release issued by Commerce Union Bancshares, Inc., dated January 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
(Registrant)

Date:	January 30, 2017	By:	/s/	William R. DeBerry
William R. DeBerry
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by Commerce Union Bancshares, Inc. on January 30, 2017.